Exhibit 99.1

Dolby Laboratories Reports Second Quarter Fiscal 2011 Results

SAN FRANCISCO--(BUSINESS WIRE)--May 5, 2011--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for its second quarter of fiscal 2011.

For the second quarter, Dolby reported total revenue of $250.0 million, compared to $243.4 million for the second quarter of fiscal 2010.

Second quarter GAAP net income was $82.1 million, or $0.72 per diluted share, compared to $85.9 million, or $0.74 per diluted share, for the second quarter of fiscal 2010. On a non-GAAP basis, second quarter net income was $92.2 million, or $0.81 per diluted share, compared to $93.1 million, or $0.80 per diluted share, for the second quarter of fiscal 2010. Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items.

“Strong performance from broadcast, mobile, and gaming led to higher than expected licensing revenue, while deployments of our cinema products slowed,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories. “With our technologies included in a wide range of entertainment devices around the world, we remain focused on extending these technologies into new geographies and new devices.”

Financial Targets

For fiscal 2011, Dolby is now targeting revenue of $905 million to $945 million, and continues to target total gross margin of approximately 88 percent on a GAAP basis, and approximately 89 percent on a non-GAAP basis. In addition, on a GAAP basis, Dolby is now targeting fiscal 2011 operating expense of $401 million to $413 million and other income of approximately $6 million to $7 million, and continues to target a tax rate of approximately 30 percent. On a non-GAAP basis, Dolby is now targeting fiscal 2011 operating expense of $350 million to $360 million and other income of approximately $6 million to $7 million, and continues to target a tax rate of approximately 33 percent. Dolby’s non-GAAP targets exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. The non-GAAP measures also exclude the one-time tax benefit resulting from the release of the deferred tax liability for the first quarter of fiscal 2011. While stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby continues to target stock-based compensation expense for fiscal 2011 of approximately $47 million to $48 million. In addition, Dolby continues to target charges related to the amortization of acquired intangibles for fiscal 2011 of approximately $13 million and restructuring charges of approximately $1 million to $2 million. Dolby is now targeting diluted shares outstanding of approximately $113 million.

These targets lead to an updated fiscal 2011 diluted earnings per share target range of $2.49 to $2.65 on a GAAP basis and $2.75 to $2.91 on a non-GAAP basis.

The Company’s Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ Q2 2011 fiscal year financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, May 5, 2011.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 1-888-428-9496. International callers can access the conference call at 1-719-325-2495.

A replay of the call will be available from 5:00 p.m. PT on Thursday, May 5, 2011, until 9:00 p.m. PT on May 12, 2011 by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 6039019. An archived version of the teleconference will also be available at www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of acquired intangible assets through business combinations, restructuring charges, and the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby’s expectations regarding revenue, gross margin, operating expense, tax rate, and diluted earnings per share for fiscal 2011, and its statements regarding extending its technologies into new geographies and new devices and the benefits that may be derived from them are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with the effects of macroeconomic conditions; risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; the timing of Dolby’s receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE: DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby® technologies, visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. S11/24277 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	March 26, 2010	April 1, 2011	March 26, 2010	April 1, 2011
	(unaudited)
	(in thousands, except per share amounts)
Revenue:
Licensing	$195,944	$214,627	$361,719	$402,803
Product sales	39,839	26,347	87,496	72,374
Services	7,638	9,052	15,422	17,561
Total revenue	243,421	250,026	464,637	492,738

Cost of revenue:
Cost of licensing	5,537	5,771	9,563	9,732
Cost of products (1)	20,622	20,031	48,706	42,229
Cost of services (1)	3,464	2,655	7,147	5,635
Total cost of revenue	29,623	28,457	65,416	57,596
Gross margin	213,798	221,569	399,221	435,142
Operating expenses:
Research and development (1)	25,248	28,399	48,048	56,726
Sales and marketing (1)	26,724	37,545	57,108	75,762
General and administrative (1)	29,630	35,155	57,512	72,197
Restructuring charges, net	118	-	303	785
Total operating expenses	81,720	101,099	162,971	205,470
Operating income	132,078	120,470	236,250	229,672
Other income, net	1,851	2,024	4,058	3,888
Income before provision for income taxes	133,929	122,494	240,308	233,560
Provision for income taxes	(47,610)	(40,012)	(84,496)	(64,313)
Net income including controlling interest	86,319	82,482	155,812	169,247
Less: net income attributable to controlling interest	(421)	(421)	(828)	(799)
Net income attributable to Dolby Laboratories, Inc.	$85,898	$82,061	$154,984	$168,448

Earnings per share attributable to Dolby Laboratories, Inc. (basic)	$0.75	$0.73	$1.36	$1.50
Earnings per share attributable to Dolby Laboratories, Inc. (diluted)	$0.74	$0.72	$1.34	$1.48

Weighted-average shares outstanding (basic)	113,985	112,140	114,035	112,086
Weighted-average shares outstanding (diluted)	115,995	113,346	116,065	113,535

(1) Stock-based compensation included above was classified as follows:
Cost of products	$101	$168	$179	$314
Cost of services	38	44	63	82
Research and development	1,548	2,611	2,744	4,934
Sales and marketing	2,217	3,367	3,949	6,363
General and administrative	3,258	4,550	5,936	10,307

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 24, 2010	April 1, 2011
	(unaudited)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$545,861	$520,268
Short-term investments	302,269	266,818
Accounts receivable, net	54,257	73,657
Inventories	28,338	31,382
Deferred taxes	102,758	94,656
Prepaid expenses and other current assets	26,930	35,654
Total current assets	1,060,413	1,022,435
Long-term investments	190,837	347,092
Property, plant and equipment, net	94,097	103,590
Intangible assets, net	67,019	61,804
Goodwill	264,580	267,255
Deferred taxes	19,948	17,657
Other non-current assets	14,878	6,135
Total assets	$1,711,772	$1,825,968

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$148,214	$136,216
Income taxes payable	7,895	821
Deferred revenue	9,647	10,575
Total current liabilities	165,756	147,612
Long-term deferred revenue	12,775	13,839
Deferred taxes	11,547	606
Other non-current liabilities	27,015	23,775
Total liabilities	217,093	185,832
Stockholders' equity:
Class A common stock	53	53
Class B common stock	59	59
Additional paid-in capital	329,902	303,424
Retained earnings	1,135,922	1,304,370
Accumulated other comprehensive income	7,801	10,355
Total stockholders' equity - Dolby Laboratories, Inc.	1,473,737	1,618,261
Controlling interest	20,942	21,875
Total stockholders' equity	1,494,679	1,640,136
Total liabilities and stockholders' equity	$1,711,772	$1,825,968

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Quarter Ended		Fiscal Year-to-Date Ended
	March 26, 2010	April 1, 2011	March 26, 2010	April 1, 2011
	(unaudited)
	(in thousands)
Operating activities:
Net income including controlling interest	$86,319	$82,482	$155,812	$169,247
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,588	11,506	17,394	21,045
Stock-based compensation	7,111	10,856	12,438	21,840
Amortization of premium on investments	2,110	4,570	3,978	7,805
Excess tax benefit from exercise of stock options	(5,631)	(1,919)	(10,284)	(11,305)
Provision for doubtful accounts	(97)	523	(208)	856
Losses on Put Rights	1,452	-	2,751	-
Gains on auction rate certificates	(1,607)	-	(2,914)	-
Deferred income taxes	(4,801)	6,168	(10,430)	(472)
Cash distributions to controlling interest	-	-	(128)	-
Other non-cash items affecting net income	178	633	894	157
Changes in operating assets and liabilities:
Accounts receivable	(1,047)	(5,429)	(21,447)	(20,218)
Inventories	(1,073)	(3,574)	2,417	(3,038)
Prepaid expenses and other assets	6,336	(2,265)	13,263	(3,715)
Accounts payable and accrued liabilities	(1,728)	13,648	6,731	(13,892)
Income taxes, net	(1,279)	(19,890)	33,512	620
Deferred revenues	(10,042)	2,831	(19,538)	1,988
Other non-current liabilities	229	800	241	673
Net cash provided by operating activities	86,018	100,940	184,482	171,591
Investing activities:
Purchases of available-for-sale securities	(111,820)	(58,347)	(376,733)	(368,007)
Proceeds from sales of available-for-sale and trading securities	97,914	78,551	232,698	238,376
Purchases of property, plant and equipment	(7,445)	(9,906)	(18,064)	(19,551)
Acquisitions, net of cash acquired	-	-	-	(3,350)
Purchases of intangible assets	-	-	(125)	-
Proceeds from sales of property, plan and equipment and assets held for sale	171	2,176	171	2,797
Net cash used in investing activities	(21,180)	12,474	(162,053)	(149,735)
Financing activities:
Repayment of long-term debt	(392)	-	(790)	-
Issuance of Class A common stock (ESPP)	-	-	1,921	2,536
Net proceeds / (payments) from exercise of stock options and awards	11,821	(534)	19,158	12,679
Repurchase of common stock	(67,463)	(29,158)	(83,124)	(75,124)
Excess tax benefit from exercise of stock options	5,631	1,919	10,284	11,305
Net cash used in financing activities	(50,403)	(27,773)	(52,551)	(48,604)
Effect of foreign exchange rate changes on cash and cash equivalents	(3,324)	989	(4,207)	1,155
Net decrease in cash and cash equivalents	11,111	86,630	(34,329)	(25,593)
Cash and cash equivalents at beginning of period	406,238	433,638	451,678	545,861
Cash and cash equivalents at end of period	$417,349	$520,268	$417,349	$520,268

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s second quarter of fiscal years 2010 and 2011 GAAP financial measures reconciled to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended
	March 26, 2010	April 1, 2011

GAAP net income	$85.9	$82.1
Stock-based compensation	7.2	10.7
Amortization of acquired intangibles	4.2	4.4
Restructuring charges, net	0.1	-
Income tax adjustments	(4.3)	(5.0)
Non-GAAP net income	$93.1	$92.2

Diluted earnings per share:	Fiscal Quarter Ended
	March 26, 2010	April 1, 2011

GAAP diluted earnings per share	$0.74	$0.72
Stock-based compensation	0.06	0.09
Amortization of acquired intangibles	0.04	0.04
Restructuring charges, net	-	-
Income tax adjustments	(0.04)	(0.04)
Non-GAAP diluted earnings per share	$0.80	$0.81

Shares used in computing diluted earnings per share	116	113

The following tables show the Company’s fiscal year 2011 GAAP financial targets reconciled to non-GAAP financial targets included in this release:

Gross margin:	Fiscal Year 2011

GAAP gross margin	88%
Stock-based compensation	0%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	89%

Operating expenses:	Fiscal Year 2011
	Low	High

GAAP operating expenses	$401	$413
Stock-based compensation	(46)	(47)
Amortization of acquired intangibles	(4)	(4)
Restructuring charges, net	(1)	(2)
Non-GAAP operating expenses	$350	$360

Diluted earnings per share:	Fiscal Year 2011
	Low	High

GAAP diluted earnings per share	$2.49	$2.65
Stock-based compensation	0.42	0.42
Amortization of acquired intangibles	0.12	0.12
Restructuring charges, net	0.01	0.01
Income tax adjustments	(0.29)	(0.29)
Non-GAAP diluted earnings per share	$2.75	$2.91

Shares used in computing diluted earnings per share	113	113

Effective tax rate:	Fiscal Year 2011

GAAP effective tax rate	30%
Stock-based compensation	0%
Amortization of acquired intangibles	0%
Release of deferred tax liability upon receipt of ruling	3%
Restructuring charges, net	0%
Non-GAAP effective tax rate	33%

CONTACT:
Dolby Laboratories
Alex Hughes, 415-645-4572 (Investors)
investor@dolby.com
Sean Durkin, 415-645-5000 (Media)
news@dolby.com